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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2004

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-33335


           Delaware                                          41-1251159
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                          Identification Number)


380 St. Peter Street, St. Paul, Minnesota          55102-1302
(Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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Item 7.   Financial Statements and Exhibits

          (c)  Exhibit

          Exhibit 99.1 Press release dated March 18, 2004 relating to fiscal 2004 third quarter results.

Item 12.  Results of Operations and Financial Condition

     On March 18, 2004, Lawson Software, Inc. issued a press release relating to fiscal 2004 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Lawson Software, Inc.

Date: March 18, 2004                  By:  /s/ Robert G. Barbieri
                                      ------------------------------
                                      Robert G. Barbieri
                                      Executive Vice President and Chief
                                      Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                 Description
         -----------                 -----------

                99.1 Press release issued by Lawson Software, Inc. dated March 18, 2004 relating to fiscal 2004 third quarter results.